Exhibit 10.16

FIRST AMENDMENT TO
FIRST LIEN CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT (this "***Amendment***") is entered into as of March 30, 2015, by and among NEW MACH GEN, LLC (the "***Borrower***"), the Guarantors (as defined in the Existing Credit Agreement (as defined below)), the Lenders (as defined in the Existing Credit Agreement), the Revolving Issuing Bank (as defined in the Existing Credit Agreement), and CLMG CORP., in its capacity as First Lien Collateral Agent (as defined in the Existing Credit Agreement) and in its capacity as Administrative Agent (as defined in the Existing Credit Agreement).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain First Lien Credit and Guaranty Agreement, dated as of April 28, 2014, by and among the Borrower, the Guarantors, the Lenders, the Revolving Issuing Bank, the First Lien Collateral Agent and the Administrative Agent (the "***Existing Credit Agreement***"); and

WHEREAS, the parties hereto desire to enter into this Amendment to amend the Existing Credit Agreement as more particularly set forth below (the Existing Credit Agreement as so amended, and as it may be further amended, amended and restated or otherwise modified from time to time, the "***Credit Agreement***").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.01. Definitions; Principles of Interpretation. Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Existing Credit Agreement, as amended by this Amendment and from time to time, and the principles of interpretation set forth therein shall apply herein.

ARTICLE II
AMENDMENTS

SECTION 2.01. Amendment to Schedule 5.01(d). Schedule 5.01(d) to the Existing Credit Agreement is hereby amended by:

(a) in Paragraph (h) under Item 1, inserting the words:

"or on an actual loss sustained basis, consisting of the net sales less all charges and expenses to the extent that these do not necessarily continue after an interruption of business activity both subject to monthly sublimits" immediately after the words "for a period of 12 consecutive months" in the first sentence; and

(b) in Item 15, deleting the words "the broadest".

A conformed and restated copy of such Schedule 5.01(d) is attached hereto as Annex I.

ARTICLE III
RATIFICATION OF GUARANTY

SECTION 3.01. Continuing Guaranty. Each Guarantor (a) acknowledges and agrees to all the amendments and other agreements contained in this Amendment, (b) ratifies and confirms its joint and several Guaranty under Article VIII of the Credit Agreement, and (c) acknowledges and agrees that such Guaranty applies by its terms to all Guaranteed Obligations under the Credit Agreement (including as amended by and provided in this Amendment).

ARTICLE IV
MISCELLANEOUS

SECTION 4.01. Governing Law; Counterparts; Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier, electronic mail or other electronic means of a copy of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 4.02. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) It has the legal power and authority to execute and deliver this Amendment and perform its obligations hereunder and under the Credit Agreement, and it has taken all necessary limited liability company or limited partnership (as applicable) action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by it, and the Credit Agreement (including as amended by this Amendment) constitutes its valid and binding obligations, enforceable against it in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

(c) The execution and delivery by it of this Amendment and the performance of its obligations under the Credit Agreement do not and will not violate or contravene any of its limited liability company agreement, limited partnership agreement or other constitutive documents or any law, rule or regulation applicable to it or require any consent or authorization of, filing with or notice to any Governmental Authority except for (A) the consents, authorizations, filings or other actions which have been duly obtained, taken, given or made and are in full force and effect and (B) those Governmental Authorizations the failure of which to obtain and maintain could not reasonably be expected to result in a Material Adverse Effect.

(d) As of the date of this Amendment, before and after giving effect to the amendments to the Credit Agreement set forth herein, no Default has occurred and is continuing.

SECTION 4.03. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Existing Credit Agreement are, and shall remain, in full force and effect. The amendments and agreements contained herein shall not constitute an amendment or a waiver of any other provision of the Existing Credit Agreement or for any purpose except as expressly set forth herein.

SECTION 4.04. References. From and after the date first set forth above, any reference to the Credit Agreement or the Loan Documents contained in the Credit Agreement, in any Loan Document or in any notice, request, certificate or other document shall be deemed to include this Amendment unless the context shall otherwise require.

SECTION 4.05. Regarding the Agents. The provisions of Article VII of the Credit Agreement apply in respect of this Amendment, and the Administrative Agent and the First Lien Collateral Agent shall be fully protected in relying on such provisions in connection with the preparation, negotiation, execution and delivery of this Amendment and its other actions, past, present or future, incidental thereto.

SECTION 4.06. Release and Waiver. AS A MATERIAL INDUCEMENT TO THE LENDER PARTIES, THE FIRST LIEN COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER AND THE GUARANTORS, EACH ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO, (THE BORROWER, THE GUARANTORS, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS "OBLIGORS, ET AL."), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER PARTY, THE FIRST LIEN COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, "LENDER, ET AL.") OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS,

DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AMENDMENT.

SECTION 4.07. Indemnification and Limitation of Liability. This Amendment is entered into pursuant to Section 9.01 of the Existing Credit Agreement. The Loan Parties acknowledge that the provisions of Sections 9.04, 9.13, 9.15 and 9.16 of the Credit Agreement apply in respect of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEW MACH GEN, LLC,
as Borrower

By ______________________
Name: GARRY N. HUBBARD
Title: CEO

MACH GEN GP, LLC,
as Guarantor

By ______________________
Name: GARRY N. HUBBARD
Title: CEO

MILLENNIUM POWER PARTNERS, L.P.,
as Guarantor

By ______________________
Name: GARRY N. HUBBARD
Title: CEO

NEW ATHENS GENERATING COMPANY, LLC,
as Guarantor

By ______________________
Name: GARRY N. HUBBARD
Title: CEO

NEW HARQUAHALA GENERATING COMPANY, LLC,
as Guarantor

By ______________________
Name: GARRY N. HUBBARD
Title: CEO

CLMG CORP.,
as Administrative Agent

By /s/
Name:
Title:

CLMG CORP.,
as First Lien Collateral Agent

By /s/
Name:
Title:

BEAL BANK USA,
as Term B Lender

By /s/
Name:
Title:

BEAL BANK USA,
as Revolving Issuing Bank

By /s/
Name:
Title:

BEAL BANK USA,
as Revolving Credit Lender

By /s/
Name:
Title:

BEAL BANK, SSB,
as Term B Lender

By /s/
Name:
Title:

BEAL BANK, SSB,
as Revolving Credit Lender

By /s/
Name:
Title: